Exhibit 99.1

QXO Announces $3.5 Billion Private Placement

GREENWICH, Conn. — June 13, 2024 — QXO, Inc. (Nasdaq: QXO) (the “Company” or “QXO”), a company expected to be a tech-forward leader in the building products distribution industry, today announced that it has entered into purchase agreements with certain institutional and accredited investors for a $3.5 billion private placement financing (the “Private Placement”).

In the Private Placement, the Company is selling an aggregate of 340,932,212 shares of its common stock at a price of $9.14 per share, and an aggregate of 42,000,000 pre-funded warrants at a price of $9.13999 per warrant. QXO has obtained written consent from its shareholders approving the Private Placement, which is expected to close early in the third quarter of 2024.

Following the closing of the Private Placement, QXO will have approximately 341.6 million outstanding shares of common stock. On a fully diluted basis, following the closing and giving effect to the conversion of the Company’s 1.0 million outstanding shares of preferred stock and the exercise of the 219.0 million outstanding warrants attached to its preferred stock (assuming cash exercise), as well as the exercise of the 42.0 million pre-funded warrants to be sold in the Private Placement, the Company would have approximately 821.6 million outstanding shares of common stock (or approximately 671.1 million outstanding shares of common stock assuming the exercise on a cashless basis of the warrants attached to the preferred stock at an assumed stock price equal to the price per share in the Private Placement).

The offer and sale of the foregoing securities are being made in a transaction not involving a public offering and the securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements. The Company has agreed to use commercially reasonable efforts to file a registration statement with the SEC registering the resale of the common stock sold in the Private Placement.

This press release is issued pursuant to Rule 135c under the Securities Act and does not constitute an offer to sell or a solicitation of an offer to buy any securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About QXO

QXO provides technology solutions, primarily to clients in the manufacturing, distribution and service sectors. The Company provides consulting and professional services, specialized programming, training and technical support, and develops proprietary software. As a value-added reseller of business application software, QXO offers solutions for accounting, financial reporting, enterprise resource planning, warehouse management systems, customer relationship management, business intelligence and other applications.

QXO plans to become a tech-forward leader in the $800 billion building products distribution industry. The Company is targeting tens of billions of dollars of annual revenue in the next decade through accretive acquisitions and organic growth. Visit QXO.com for more information.

Forward-Looking Statements

This communication contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets, goals, the expected timing of the closing of the Private Placement or the filing of the information statement, are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others:

•	risks associated with potential significant volatility and fluctuations in the market price of the Company’s common stock;

•	risks associated with the Company’s relatively low public float, which may result in its common stock experiencing significant price volatility;

•	risks associated with raising additional equity or debt capital from public or private markets to pursue the Company’s business plan following the closing of the Private Placement, including potentially one or more additional private placements of common stock, and the effects that raising such capital may have on the Company and its business, including the risk of substantial dilution or that the Company’s common stock may experience a substantial decline in trading price;

•	the possibility that additional future financings may not be available to the Company on acceptable terms or at all;

•	the effect that the consummation of the Private Placement may have on the Company and its current or future business or on the price of the Company’s common stock;

•	the possibility that an active, liquid trading market for the Company’s common stock may not develop or, if developed, may not be sustained;

•	the possibility that the Company’s outstanding warrants and preferred stock may or may not be converted or exercised, and the economic impact on the Company and the holders of common stock of the Company that may result from either such exercise or conversion, including dilution, or the continuance of the preferred stock remaining outstanding, and the impact its terms, including its dividend, may have on the Company and the common stock of the Company;

•	uncertainties regarding the Company’s focus, strategic plans and other management actions;

•	the risk that the Company is or becomes highly dependent on the continued leadership of Brad Jacobs as chairman and chief executive officer and the possibility that the loss of Jacobs in these roles could have a material adverse effect on the Company’s business, financial condition and results of operations;

•	risks associated with becoming a “controlled company”, as defined under applicable stock exchange rules, including that Jacobs will be able to influence the Company’s management and affairs and all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions;

•	the risk that certain rules of the SEC may require that any registration statement the Company may file with the SEC be subject to SEC review and potential delay in its effectiveness, and that a registration statement must be filed and declared effective for any acquisition (including an all-cash acquisition), which would delay its consummation and could reduce the Company’s attractiveness as an acquirer for potential acquisition targets;

•	the possibility that the concentration of ownership by Jacobs may have the effect of delaying or preventing a change in control of the Company and might affect the market price of shares of the common stock of the Company;

•	the possibility that the Company’s status as a “controlled company” could cause the common stock of the Company to be less attractive to certain investors;

•	the risk that Jacobs’ past performance may not be representative of future results;

•	the risk that the Company is unable to retain world-class talent;

•	the risk that the failure to consummate any acquisition expeditiously, or at all, could have a material adverse effect on the Company’s business prospects, financial condition, results of operations or the price of the Company’s common stock;

•	risks that the Company may not be able to enter into agreements with acquisition targets on attractive terms, or at all, that agreed acquisitions may not be consummated, or, if consummated, that the anticipated benefits thereof may not be realized and that the Company encounter difficulties in integrating and operating such acquired companies, or that matters related to an acquired business (including operating results or liabilities or contingencies) may have a negative effect on the Company or its securities or ability to implement its business strategy, including that any such transaction may be dilutive or have other negative consequences to the Company and its value or the trading prices of its securities;

•	risks associated with cybersecurity and technology, including attempts by third parties to defeat the security measures of the Company and its business partners, and the loss of confidential information and other business disruptions;

•	the possibility that new investors in any future financing transactions could gain rights, preferences and privileges senior to those of the Company’s existing stockholders;

•	the possibility that building products distribution industry demand may soften or shift substantially due to cyclicality or seasonality or dependence on general economic conditions, including inflation or deflation, interest rates, consumer confidence, labor and supply shortages, weather and commodity prices;

•	the possibility that regional or global barriers to trade or a global trade war could increase the cost of products in the building products distribution industry, which could adversely impact the competitiveness of such products and the financial results of businesses in the industry;

•	risks associated with potential litigation related to the transactions contemplated by the Investment Agreement or related to any possible subsequent financing transactions or acquisitions or investments;

•	uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and

•	other factors, including those set forth in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024, and subsequent Quarterly Reports on Form 10-Q.

Forward-looking statements herein speak only as of the date each statement is made. The Company undertakes no obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.

Media Contact:

Joe Checkler

joe.checkler@qxo.com

732-674-4871

Investor Contact:

Mark Manduca

mark.manduca@qxo.com

203-321-3889